UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                            -----------------------
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 18, 2003

                          ANGELCITI ENTERTAINMENT, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)



      Nevada                             000-30213               52-2043569
-------------------------------       ---------------            ----------
(State  or  other  jurisdiction       (Commission             (IRS  Employer
      of  incorporation)                File  Number)       Identification  No.)


             9000 SHERIDAN STREET, SUITE 7, PEMBROKE PINES, FL 33024
             -------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (800) 230-2249

         (Former name or former address, if changed since last report.) AngelCiti Entertainment, inc.

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On February 18, 2003, AngelCiti Entertainment, Inc. (AngelCiti) decided to engage new auditors as its independent accountants to audit its financial statements. AngelCiti's Board of Directors approved the change of accountants from HJ & Associates, LLC to Salberg & Company on February 18, 2003. Salberg & Company are the auditors who had previously worked to audit the books and records of Worldwide Management, SA, which was acquired by AngelCiti on January 20, 2003. The board determined it would be more efficient and beneficial to utilize the auditors who were already familiar with Worldwide Management, SA, since the business and operations of Worldwide Management, SA are more extensive than those of AngelCiti.

During AngelCiti's most recent fiscal year, and any subsequent interim periods preceding the change in accountants, there were no disagreements with HJ & Associates, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. During the preceding fiscal year for which HJ & Associates, LLC prepared an audit for AngelCiti (formerly iChance International, Inc.), the Auditors Report was not qualified or modified as to scope of auditing procedures or application of accounting principles, however, their opinion on the consolidated financial statements for the years ended December 31, 2001 and 2000 contained an explanatory paragraph describing conditions that raise substantial doubt about the Registrant's ability to continue as a going concern. The need to change accountants was based on a determination by the board of directors that determined it would be more efficient and beneficial to utilize the auditors who were already familiar with Worldwide Management, SA, since the business and operations of Worldwide Management, SA are more extensive than those of AngelCiti.

AngelCiti provided HJ & Associates, LLC, with a draft copy of this Form 8-K, and requested that they furnish AngelCiti with a letter addressed to the SEC stating whether they agree with the statements made in that report, and if not, stating the aspects with which they do not agree. A copy of the letter provided by HJ & Associates, LLC, dated February 19, 2003, is attached to this Form 8-K as an exhibit.

AngelCiti has engaged the firm of Salberg & Company as of February 19, 2002. Salberg & Company was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on AngelCiti's financial statements.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Not Applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Not Applicable

ITEM 8.  CHANGE IN FISCAL YEAR.

Not Applicable.

ITEM 9.  REGULATION FD DISCLOSURE.

Not Applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          ANGELCITI ENTERTAINMENT, INC.
                                  (Registrant)

Date: February 19, 2003    s/  George Gutierrez
                           --------------------
                               George Gutierrez

                                                                         EXHIBIT

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.

Washington, D.C.  20549

Dear Sir or Madam:

We were previously the independent accountants for AngelCiti Entertainment, Inc. (formerly iChance International, Inc.), and on April 8, 2002 we reported on the consolidated financial statements of AngelCiti Entertainment, Inc. (formerly iChance International, Inc.) and subsidiaries as of and for the years ended December 31, 2001 and 2000. On February 19, 2003, we were dismissed as independent accountants of AngelCiti Entertainment, Inc. (formerly iChance International, Inc.). We have read AngelCiti Entertainment, Inc.'s (formerly iChance International, Inc.) statements included under Item 4 of its Form 8-K for February 19, 2003, and we agree with such statements as far as they relate to our audits. We are not in a position to agree or disagree with the statements in Item 4 regarding the engagement of Salberg & Company or the approval of such engagement by the Board of Directors.

Sincerely,




HJ & Associates, LLC
Salt Lake City, Utah
February 19, 2003